Exhibit 99.1

Lehman Brothers’ 2007 CEO Energy/Power Conference September 5, 2007 Exhibit 99.1

Forest Oil Corporation Snapshot Fully Diluted Shares Outstanding ( MM ) 88.0 Equity Market Capitalization ( 8/30/07 $MM ) 3,421 Pro Forma Net Debt ( 6/30/07 $MM )* 1,744 Enterprise Value ( $MM ) 5,165 Pro Forma Proved Reserves ( 12/31/06 Bcfe )** 1,929 Pro Forma Proved Developed Percentage (%)** 70 Pro Forma 2006 Production ( MMcfe/d ) 476 Pro Forma R / P Ratio ( Years )** 11.1 Guided 2H 2007 Production ( MMcfe/d ) 505 Organic Production Increase ( % ) 6 * Pro forma net debt adjusted for the $400 million cash proceeds associated with the divestiture of Alaska assets ** Forest’s estimated proved reserves as of December 31, 2006 are pro forma for the divestiture of Alaska assets and for Houston Exploration’s estimated proved reserves as of September 30, 2006

Assets Strengthen Our Growth Areas * Forest’s December 31, 2006 estimated proved reserves; THX estimated proved reserves as of September 30, 2006 Western Reserves (Bcfe)* 2H 2007(e) Prod. (MMcfe/d) 12/31/06 Net Acreage (M) Eastern Reserves (Bcfe)* 2H 2007(e) Prod. (MMcfe/d) 12/31/06 Net Acreage (M) Southern Reserves (Bcfe)* 2H 2007(e) Prod. (MMcfe/d) 12/31/06 Net Acreage (M) 467 153 163 Canada Reserves (Bcfe)* 2H 2007(e) Prod. (MMcfe/d) 12/31/06 Net Acreage (M) Consolidated Reserves (Bcfe)* 2H 2007(e) Prod. (MMcfe/d) 12/31/06 Net Acreage (M) 473 103 235 756 164 997 232 85 733 1,929 505 5,461 FST Production Areas

Shrink to Grow On Shore N. America East First Half 2003 Pre-THX (2H 2006) Post Alaska Sale (2H 2007(e)) East Production Expense ($MM)* Net Production (MMcfe/d) East GOM GOM Canada Alaska West Canada West Alaska GOM Canada East West South West Canada Alaska West South Canada South Alaska West Canada West South GOM Old Assets GOM Switzerland Gulf Coast Germany Permian Indonesia Rockies Romania Canada Thailand Alaska Australia N.W Territories Italy Albania Gabon Tunisia S. Africa Turkey New Assets S. Texas Rockies E. Texas Canada Permian Italy Panhandle Gabon Arkoma S. Africa Gulf Coast 424 MMcfe/d Total $164MM ($1.07/Mcfe) Total $206MM ($1.77/Mcfe) 315 MMcfe/d 505 MMcfe/d Total $270MM ($1.45/Mcfe) * Annualized 48 225 86 65 85 153 103 164 20 50 82 12 133 35 60 87 66 60 36 44 96 50 78 46 Canada Alaska GOM West South East

Results from “4-Point” Transformation 990 272 1,161* 250 $2.16* 918 212 $2.00 310 28% CAGR 24% CAGR * Pro forma estimated proved reserves at December 31, 2005 for the spin-off and merger with ME 1,455 $2.15 3 Year FD&A at $2.11 RESERVE GROWTH ( Bcfe ) PRODUCTION ( MMcfe/d ) TOTAL CASH COST ($/Mcfe ) FD&A COSTS ( $/Mcfe ) $2.78 $2.65 $2.68 Keeping cash costs flat in a rising price environment 1,929 505 $2.55 2003 2004 2005 2006 2006 PF 2004 2005 2006 2004 2005 2006 2H 2007 2003 2004 2005 2006 2H 2007 28% CAGR 918 990 1,161* 1,455 1,929 24% CAGR 212 250 272 310 505 $2.65 $2.78 $2.68 $2.55 Keeping cash cost flat in rising price environment 3 Year FD&A at $2.11 $2.00 $2.16* $2.15

Successful Acquire & Exploit Results Original Acquisition 1,249 741 1.69 Cash Flow / Production* (755) (191) 4.07 Special Dividend** (399) (95) 4.18 (Unocal and Wiser Offshore) Subtotal 75 455 0.16 Capital Projects 794 376 2.11 Total Investment 868 831 1.05 94% of original investment paid out - 61% of reserves remaining 30% of total investment paid out - 112% of reserves remaining * Does not include value or income from drilling rigs ** Dividend occurred on 3/2/06 and included properties from both the Unocal and Wiser acquisitions INVESTMENT RESERVES COST ( $MM ) ( Bcfe ) ( $ / Mcfe ) June 30, 2007 Does not include recent Houston Exploration acquisition

Prospect Inventory Has Expanded Greater Buffalo Wallow Area 704 692 Canada Deep Basin and Foothills 192 122 Ark-La-Tex 842 377 South Texas 416 438 Barnett Shale 113 122 Permian 1,188 544 Rockies** / Niobrara 1,875 531 Total 5,330 2,826 KEY GROWTH AREAS * Does not include current estimated proved reserves ** Does not include Uinta or San Juan Basin gross project inventory or net unrisked potential (Bcfe) Total identified project inventory of over 5,300 projects and total net unrisked potential of 2.8 Tcfe (Bcfe) GROSS PROJECT INVENTORY NET UNRISKED POTENTIAL* June 30, 2007

FST Primary Areas Primary Assets – Focus Texas Panhandle 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 42 45,400 704 Canada Deep Basin 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 41 28,800 92 Cotton Valley 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 41 113,000 471 South Texas 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 139 117,000 416 Arkoma 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 40 71,000 371 “Big 5” Total 2Q 2007 Production (MMcfe/d) Gross Acreage Gross Unbooked Project Inventory* 303 375,200 2,054 * Does not include current estimated proved reserves

Similar Geology – Different Geography “Multi-rig, multi-frac, multi-year drilling inventories with similar geologic and completion technology characteristics” Stage 1 Frac Stage 1 Frac Stage 1 Frac Stage 1 Frac Stage 2 Frac Stage 2 Frac Stage 2 Frac Stage 2 Frac Stage 3 Frac Stage 3 Frac Stage 3 Frac Stage 3 Frac Stage 4 Frac Stage 4 Frac Stage 4 Frac Stage 5 Frac WILD RIVER ARKOMA COTTON VALLEY BUFFALO WALLOW

Greater Buffalo Wallow - Texas Panhandle Initial Application Expanded Footprint Buffalo Wallow Area Offset Buffalo Wallow Acreage The Greater Buffalo Wallow Area Field approved for 20 acre downspacing 3 rigs currently drilling Completed offset deeper Granite Wash wells at 3.0 MMcfe/d to 7.5 MMcfe/d Additional acreage acquired Deeper Atoka zones tested higher rates 2 rigs currently drilling 704 estimated non-proved locations identified at 6/30/07 Record net production of 42 MMcfe/d in Q2 2007 (produced 20 MMcfe/d when acquired) Increased acreage to 45,400 gross acres Evaluating horizontal drilling by others Increased Scale

Canadian Deep Basin - Cretaceous Play


Potential Locations
Producing Well
Currently Drilling


Potential Locations
Recent Completions
Currently Drilling

Wild River

- 160 acre down-spacing approved
- Approximately 60 additional locations
- 28,800 gross acres, average WI 50%
- Record net production of 41 MMcfe/d in Q2 2007 (produced 9 MMcfe/d when acquired)
- Deep potential

Ansell

- New area similar to Wild River
- Recently increased gross acreage to 26,200
- Average WI: 50%
- Extensive 3D Seismic coverage
- 4 wells completed YTD at a combined 8.3 MMcfe/d
- Employ Wild River completion techniques

Hinton

- 14,700 gross acres
- Fourth exploratory well tested at 3.6 MMcfe/d
- The next growth area?


Technique Enhancement
Next Application

11

East Texas Cotton Valley Multiple rig, multiple year drilling inventory Record net production of 41 MMcfe/d in Q2 2007 750 + locations 47,000 net acres First horizontal Cotton Valley well tested at 4.1 MMcfe/d Two follow up horizontal wells planned for the remainder of 2007, five additional candidates Acquisition strengthens position in basin to achieve critical mass Gas gathering system will lower costs and improve efficiency East Texas Cotton Valley Haggerty Creek Henderson Hardwood South FEET 0 4,000 PETRA 8/16/2007 12:15:27 PM FEET 0 4,000 PETRA 8/16/2007 12:15:27 PM FEET 0 4,000 PETRA 8/14/2007 4:53:22 PM FEET 0 4,000 PETRA 8/14/2007 4:53:22 PM FEET 0 4,000 PETRA 8/14/2007 4:53:22 PM FEET 0 16,000 PETRA 8/6/2007 12:41:32 PM Rusk Harrison Gregg Panola FEET 0 16,000 PETRA 8/6/2007 12:41:32 PM Rusk Harrison Gregg Panola FEET 0 4,000 PETRA 8/14/2007 5:18:49 PM FEET 0 4,000 PETRA 8/14/2007 5:18:49 PM FEET 0 4,000 PETRA 8/14/2007 5:18:49 PM Well drilled 01 - 08/2007 Well planned 09 - 12/2007

South Texas Acquisition / Enhancement Application Charco Rincon South Texas Program 14 wells drilled in 1st half of 2007 with an 86% success rate Four rigs running in the area targeting the Perdido and Lobo Wilcox sands 12 wells drilled in 1st half of 2007 with an 100% success rate Production was quadrupled to a record 35 MMcfe/d in 2Q 2007 Net production of 139 MMcfe/d in Q2 2007 500+ drilling locations 117,000 gross acres Large 3-D seismic database High production – short cycle time Exposure to shallow and deep objectives Horizontal drilling and exploration potential Charco Rincon Acreage

Arkoma Basin Arkoma Tight Gas Sand Multiple rig, multiple year drilling inventory Net production of 40 MMcfe/d in Q2 2007 400 + drilling locations 71,000 gross acres (40,200 net) 4 rig program anticipates 35 + wells drilled remainder of 2007 Low risk, low cost repeatable play with downspacing potential Opportunities to upgrade gathering and compression

Capital spending of $450 – $500 million Production of 500 – 510 MMcfe/d Decrease production expense per unit 20% to $1.40 – $1.50 per Mcfe Divestiture program of $500 - $600 million to restore balance sheet strength Begin to generate free cash flow in all new business units Combined Company Estimate 2nd Half 2007 Guidance – Pro forma Alaska Sale

Forest Alaska Operating Transaction Production & Cost Stats (2004 – 2006) Alaska FST w/o AK Transaction Metrics “Our highest cost and only non-growth Business Unit divested for metrics that are equal to or exceed FST’s current valuation” Alaska FST Production Growth Rate (%) (7) 15 Production Expense ($/Mcfe) 3.55 1.43 PUD Percentage 39% 30% 2007 Guided Production ($/Mcfe) 12,211 10,250 Reserve Valuation ($/Mcfe using 12/31/06 reserves) 2.56 2.68

Capitalization and Net Debt Reconciliation Cash 15,730 15,730 Credit Facility 431,658 304,408 Long Term Debt Term Loans 263,750 - Senior Notes 1,450,000 1,450,000 Senior Subordinate Notes 5,647 5,647 Total Net Debt 2,135,325 1,744,325 Total Shareholders’ Equity 2,284,438 2,284,438 Net Debt / Total Capitalization 48% 43% Total Capitalization ($ M) * Total cash proceeds of $400 million were realized in the transaction; however, $5 million was already on deposit with Forest as of June 30, 2007 and $4 million was used to pay the put premium associated with the term loan facilities 6/30/07 6/30/07* Pro Forma Alaska Sale

2007 Summary Highly visible development drilling inventory with 250 - 300 projects identified in 2007 to generate 6 - 8% production growth Production expense per unit will decrease despite industry cost pressure G&A expense reduction will be an action item for Forest in 2007 and 2008 Generate free cash flow from Business Units by maintaining capital discipline Opportunistically continue successful acquire and exploit program in known areas and trends

Cautionary Statements The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit Forest from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Investors are urged to consider closely the disclosure in Forest’s Form 10-K for fiscal year ended December 31, 2006, available from Forest at 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Forest assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements provided in this presentation are based on management's current belief, based on currently available information, as to the outcome and timing of future events. Forest cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in reports that Forest files with the Securities and Exchange Commission (SEC), including its 2006 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Also, the financial results of Forest's foreign operations are subject to currency exchange rate risks. Any of these factors could cause Forest's actual results and plans to differ materially from those in the forward-looking statements. This presentation includes “net debt”, which is a non-GAAP financial measure. Please go to our website, www.forestoil.com, for a reconciliation of the non-GAAP financial measures to the most comparable GAAP financial measures.